EATON VANCE BOND FUND
Supplement to
Prospectus dated March 1, 2016 and
Summary Prospectus dated March 1, 2016

Effective July 18, 2016, the name of Eaton Vance Bond Fund is changed to Eaton Vance Multisector Income Fund and the name of Bond Portfolio is changed to Multisector Income Portfolio.

June 17, 2016

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